Exhibit 99.2

 Second Quarter 2017Financial Summary  August 2, 2017

 This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights and ownership of a servicer; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial MeasuresThis presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (PAA). The Company believes its non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating the Company’s performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. In addition, the Company may calculate its non-GAAP metrics, which include core earnings and the PAA, differently than its peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.    Safe Harbor Notice  1

Q2 2017 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

	For the quarters ended	
	June 30, 2017	March 31, 2017
Income Statement		
GAAP net income per average common share [1]	($0.01)	$0.41
Core earnings (excluding PAA) per average common share [1][2]	$0.30	$0.31
Core earnings per average common share [1][2]	$0.23	$0.29
PAA cost (benefit) per average common share	0.07	0.02
Annualized return on average equity	0.46%	13.97%
Annualized core return on average equity (excluding PAA)	10.54%	10.66%
Balance Sheet		
Book value per common share	$11.19	$11.23
Leverage at period-end [3]	5.6x	5.6x
Economic leverage at period-end [4]	6.4x	6.1x
Capital ratio at period-end [5]	13.2%	13.8%
Portfolio		
Agency mortgage-backed securities	$73,963,998	$72,708,490
Mortgage servicing rights	605,653	632,166
Residential credit portfolio [6]	2,619,564	2,778,452
Commercial real estate investments [7]	5,375,251	5,550,464
Corporate debt	773,957	841,265
Total residential and commercial investments	$83,338,423	$82,510,837
Net interest margin [8]	1.23%	1.47%
Net interest margin (excluding PAA) [8]	1.53%	1.55%
Average yield on interest earning assets [9]	2.58%	2.74%
Average yield on interest earning assets (excluding PAA) [9]	2.93%	2.83%
Net interest spread	0.84%	1.15%
Net interest spread (excluding PAA)	1.19%	1.24%
Other Information		
Annualized operating expenses as a % of average assets	0.25%	0.25%
Annualized operating expenses as a % of average equity	1.71%	1.71%

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix. Core earnings (excluding PAA) per average share, core earnings per average common share, annualized core return on average equity (excluding PAA), net interest margin (excluding PAA), average yield on interest earning assets (excluding PAA) and net interest spread (excluding PAA) represent non-GAAP measures. This presentation also includes additional non-GAAP measures, including interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA). See the section titled "Non-GAAP Reconciliations" in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings and non-GAAP core earnings (excluding PAA) is provided on page 8 of this financial summary.

2

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Portfolio-Related Data:					
Agency mortgage-backed securities	$73,963,998	$72,708,490	$75,589,873	$73,476,105	$64,862,992
Mortgage servicing rights	605,653	632,166	652,216	492,169	-
Residential credit portfolio	2,619,564	2,778,452	2,468,318	2,439,704	1,717,870
Commercial real estate investments (1)	5,375,251	5,550,464	5,881,236	6,033,576	6,168,723
Corporate debt	773,957	841,265	773,274	716,831	669,612
Total residential and commercial investments	$83,338,423	$82,510,837	$85,364,917	$83,158,385	$73,419,197
Total assets	$84,976,578	$84,658,957	$87,905,046	$86,909,306	$77,716,470
Average TBA position	$14,206,869	$10,655,785	$14,613,149	$17,280,237	$14,592,236
Residential Investment Securities:					
% Fixed-rate	86%	85%	83%	81%	92%
% Adjustable-rate	14%	15%	17%	19%	8%
Weighted average experienced CPR for the period	10.9%	11.5%	15.6%	15.9%	12.7%
Weighted average projected long-term CPR at period end	10.6%	10.0%	10.1%	14.4%	13.0%
Net premium and discount balance in Residential Investment Securities	$5,164,105	$5,149,099	$5,318,376	$4,920,750	$4,626,548
Net premium and discount balance as % of stockholders' equity	40.98%	40.74%	42.32%	37.13%	40.05%

(1) Includes consolidated variable interest entities ("VIEs") and loans held for sale.

3

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$62,497,400	$62,719,087	$65,215,810	$61,784,121	$53,868,385
Other secured financing	3,785,543	3,876,150	3,884,708	3,804,742	3,588,326
Securitized debt of consolidated VIEs	3,438,675	3,477,059	3,655,802	3,712,821	3,748,289
Participation sold	0	12,760	12,869	12,976	13,079
Mortgages payable	311,810	311,707	311,636	327,632	327,643
Total debt	$70,033,428	$70,396,763	$73,080,825	$69,642,292	$61,545,722
Total liabilities	$72,367,153	$72,011,608	$75,329,074	$73,647,503	$66,154,597
Cumulative redeemable preferred stock	$1,200,559	$1,200,559	$1,200,559	$1,200,559	$913,059
Common equity[(1)]	11,401,955	11,439,467	11,367,621	12,053,103	10,640,156
Total Annaly stockholders' equity	12,602,514	12,640,026	12,568,180	13,253,662	11,553,215
Non-controlling interests	6,911	7,323	7,792	8,141	8,658
Total equity	$12,609,425	$12,647,349	$12,575,972	$13,261,803	$11,561,873
Weighted average days to maturity of repurchase agreements	88	88	96	128	129
Weighted average rate on repurchase agreements, at period-end	1.38%	1.15%	1.07%	1.07%	1.02%
Weighted average rate on repurchase agreements, for the quarter	1.25%	1.07%	1.01%	0.97%	1.00%
Leverage at period-end	5.6x	5.6x	5.8x	5.3x	5.3x
Economic leverage at period-end	6.4x	6.1x	6.4x	6.1x	6.1x
Capital ratio at period-end	13.2%	13.8%	13.1%	13.3%	13.2%
Book value per common share	$11.19	$11.23	$11.16	$11.83	$11.50
Total common shares outstanding	1,019,028	1,018,971	1,018,913	1,018,858	924,930
Hedge ratio[(2)]	67%	63%	56%	52%	49%
Weighted average pay rate on interest rate swaps[(3)]	2.26%	2.25%	2.22%	2.25%	2.28%
Weighted average receive rate on interest rate swaps[(3)]	1.28%	1.15%	1.02%	0.88%	0.74%
Weighted average net rate on interest rate swaps	0.98%	1.10%	1.20%	1.37%	1.54%

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and to be announced ("TBA") notional outstanding.
(3) Excludes forward starting swaps; weighted average fixed rate on forward starting receive fixed swaps was 1.38% as of June 30, 2016. There were no forward starting swaps as of June 30, 2017, March 31, 2017, December 31, 2016, or September 30, 2016.

4

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Performance-Related Data:					
Total interest income	$537,426	$587,727	$807,022	$558,668	$457,118
Total interest expense	222,281	198,425	183,396	174,154	152,755
Net interest income	$315,145	$389,302	$623,626	$384,514	$304,363
Total economic interest expense (1)	$306,533	$287,391	$276,237	$277,254	$261,056
Economic net interest income (1)	$230,893	$300,336	$530,785	$281,414	$196,062
Total interest income (excluding PAA)	$610,126	$605,597	$568,081	$562,559	$542,701
Economic net interest income (excluding PAA) (1)	$303,593	$318,206	$291,844	$285,305	$281,645
GAAP net income (loss)	$14,522	$440,408	$1,848,483	$730,880	($278,497)
GAAP net income (loss) available (related) to common shareholders (2)	($8,849)	$417,038	$1,825,097	$708,413	($296,104)
GAAP net income (loss) per average common share (2)	($0.01)	$0.41	$1.79	$0.70	($0.32)
Core earnings (excluding PAA)	$332,601	$335,898	$326,999	$312,893	$282,176
Core earnings (excluding PAA) available to common shareholders (2)	$309,128	$312,425	$303,526	$290,090	$264,184
Core earnings (excluding PAA) per average common share (2)	$0.30	$0.31	$0.30	$0.29	$0.29
Core earnings	$259,901	$318,028	$565,940	$309,002	$196,593
Core earnings available to common shareholders (2)	$236,428	$294,555	$542,467	$286,199	$178,601
Core earnings per average common share (2)	$0.23	$0.29	$0.53	$0.29	$0.19
PAA cost (benefit)	$72,700	$17,870	($238,941)	$3,891	$85,583
PAA cost (benefit) per average common share	$0.07	$0.02	($0.23)	$0.00	$0.10

(1) Includes interest expense on interest rate swaps used to hedge cost of funds. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll transactions.
(2) Net of dividends on preferred stock.

5

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Performance-Related Data (continued):					
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared	$329,182	$329,164	$329,147	$325,091	$295,471
Annualized return (loss) on average equity	0.46%	13.97%	57.23%	23.55%	(9.60%)
Annualized return (loss) on average equity per unit of economic leverage	0.07%	2.29%	8.94%	3.86%	(1.57%)
Annualized core return on average equity (excluding PAA)	10.54%	10.66%	10.13%	10.09%	9.73%
Annualized core return on average equity per unit of economic leverage (excluding PAA)	1.65%	1.75%	1.58%	1.65%	1.60%
Net interest margin	1.23%	1.47%	2.49%	1.40%	1.15%
Net interest margin (excluding PAA)	1.53%	1.55%	1.53%	1.42%	1.54%
Average yield on interest earning assets	2.58%	2.74%	3.81%	2.70%	2.48%
Average yield on interest earning assets (excluding PAA)	2.93%	2.83%	2.68%	2.72%	2.95%
Average cost of interest bearing liabilities [1]	1.74%	1.59%	1.53%	1.57%	1.68%
Net interest spread	0.84%	1.15%	2.28%	1.13%	0.80%
Net interest spread (excluding PAA)	1.19%	1.24%	1.15%	1.15%	1.27%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds.

6

Components of Economic Net Interest Income

Unaudited, dollars in thousands

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Interest income:					
Residential Investment Securities	$459,308	$515,910	$740,664	$493,226	$394,850
Residential mortgage loans	7,417	3,864	2,539	1,608	-
Commercial investment portfolio	68,153	64,345	61,431	61,240	59,578
Reverse repurchase agreements	2,548	3,608	2,388	2,594	2,690
Total interest income	$537,426	$587,727	$807,022	$558,668	$457,118
Economic interest expense:					
Repurchase agreements	$197,151	$173,090	$162,676	$154,083	$136,176
Interest expense on swaps used to hedge cost of funds(1)	84,252	88,966	92,841	103,100	108,301
Securitized debt of consolidated VIEs	11,977	14,850	12,087	12,046	11,226
Participation sold	42	153	155	157	157
Other	13,111	10,332	8,478	7,868	5,196
Total economic interest expense	$306,533	$287,391	$276,237	$277,254	$261,056
Economic net interest income	$230,893	$300,336	$530,785	$281,414	$196,062
PAA cost (benefit)	72,700	17,870	(238,941)	3,891	85,583
Economic net interest income (excluding PAA)	$303,593	$318,206	$291,844	$285,305	$281,645

(1) Included within realized losses on interest rate swaps. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll transactions.

7

GAAP Net Income to Core Earnings Reconciliation

Unaudited, dollars in thousands

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Core earnings reconciliation					
GAAP net income (loss)	$14,522	$440,408	$1,848,483	$730,880	($278,497)
Less:					
Realized (gains) losses on termination of interest rate swaps	58	-	55,214	(1,337)	60,064
Unrealized (gains) losses on interest rate swaps	177,567	(149,184)	(1,430,668)	(256,462)	373,220
Net (gains) losses on disposal of investments	5,516	(5,235)	(7,782)	(14,447)	(12,535)
Net (gains) losses on trading assets	14,423	(319)	139,470	(162,981)	(81,880)
Net unrealized (gains) losses on investments measured at fair value through earnings	(16,240)	(23,683)	(110,742)	(29,675)	54,154
Bargain purchase gain	-	-	-	(72,576)	-
Corporate acquisition related expenses[1]	-	-	-	46,724	2,163
Net (income) loss attributable to noncontrolling interest	102	103	87	336	385
Plus:					
TBA dollar roll income[2]	81,051	69,968	98,896	90,174	79,519
MSR amortization[3]	(17,098)	(14,030)	(27,018)	(21,634)	-
Core earnings	259,901	318,028	565,940	309,002	196,593
Less:					
PAA cost (benefit)	72,700	17,870	(238,941)	3,891	85,583
Core earnings (excluding PAA)	$332,601	$335,898	$326,999	$312,893	$282,176

(1) Represents transaction costs incurred in connection with the Hatteras Acquisition.
(2) Represents a component of Net gains (losses) on trading assets.
(3) Represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's MSR portfolio and is reported as a component of Net unrealized gains (losses) on investments measured at fair value.

8

Changes in Key Metrics

Unaudited

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Book value, per common share rollforward:					
Book value, per common share, beginning of period	$11.23	$11.16	$11.83	$11.50	$11.61
Net income (loss) attributable to common stockholders	(0.01)	0.41	1.79	0.70	(0.32)
Other comprehensive income (loss) attributable to common stockholders	0.27	(0.04)	(2.16)	0.00	0.51
Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
Issuance of common stock	0.00	0.00	0.00	(0.07)	0.00
Book value, per common share, end of period	$11.19	$11.23	$11.16	$11.83	$11.50
Changes in net interest margin					
Prior quarter net interest margin	1.47%	2.49%	1.40%	1.15%	0.79%
Quarter-over-quarter changes in contribution:					
Coupon on average interest-earning assets (including average TBA dollar roll balances)	(0.05%)	0.11%	0.08%	(0.18%)	(0.05%)
Net amortization of premiums	(0.18%)	(0.92%)	0.93%	0.34%	0.39%
Interest expense and realized gain (loss) on interest rate swaps	(0.05%)	(0.10%)	0.04%	0.09%	0.03%
TBA dollar roll income	0.04%	(0.11%)	0.04%	0.00%	(0.01%)
Current quarter net interest margin	1.23%	1.47%	2.49%	1.40%	1.15%
Changes in net interest margin (excluding PAA)					
Prior quarter net interest margin (excluding PAA)	1.55%	1.53%	1.42%	1.54%	1.54%
Quarter-over-quarter changes in contribution:					
Coupon on average interest-earning assets (including average TBA dollar roll balances)	(0.05%)	0.11%	0.08%	(0.18%)	(0.06%)
Net amortization of premiums, excluding PAA	0.04%	0.12%	(0.05%)	(0.03%)	0.03%
Interest expense and related realized gain (loss) on interest rate swaps	(0.05%)	(0.10%)	0.04%	0.09%	0.04%
TBA dollar roll income	0.04%	(0.11%)	0.04%	0.00%	(0.01%)
Current quarter net interest margin (excluding PAA)	1.53%	1.55%	1.53%	1.42%	1.54%

9

Changes in Key Metrics (cont'd)

Unaudited

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Changes in net interest spread					
Prior quarter net interest spread	1.15%	2.28%	1.13%	0.80%	0.36%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	0.09%	(0.03%)	(0.01%)	(0.19%)	(0.09%)
Net amortization of premiums	(0.25%)	(1.04%)	1.12%	0.41%	0.48%
Average cost of interest bearing liabilities[1]	(0.15%)	(0.06%)	0.04%	0.11%	0.05%
Current quarter net interest spread	0.84%	1.15%	2.28%	1.13%	0.80%
Changes in net interest spread (excluding PAA)					
Prior quarter net interest spread (excluding PAA)	1.24%	1.15%	1.15%	1.27%	1.27%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	0.09%	(0.03%)	(0.01%)	(0.19%)	(0.09%)
Net amortization of premiums, excluding PAA	0.01%	0.18%	(0.03%)	(0.04%)	0.04%
Average cost of interest bearing liabilities[1]	(0.15%)	(0.06%)	0.04%	0.11%	0.05%
Current quarter net interest spread (excluding PAA)	1.19%	1.24%	1.15%	1.15%	1.27%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds.

10

Changes in Key Metrics (cont'd)

Unaudited

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Changes in GAAP return on average equity					
Prior quarter GAAP return on average equity	13.97%	57.23%	23.55%	(9.60%)	(29.47%)
Quarter-over-quarter changes in contribution:					
Coupon income	(0.14%)	0.68%	(0.46%)	0.02%	(0.37%)
Net amortization of premiums and accretion of discounts	(1.48%)	(7.02%)	7.44%	2.24%	2.94%
Interest expense and realized gain (loss) on interest rate swaps	(0.50%)	(0.70%)	0.73%	0.14%	0.24%
Realized (gains) losses on termination of interest rate swaps	0.00%	1.71%	(1.75%)	2.11%	(2.07%)
Unrealized (gains) / losses on interest rate swaps	(10.36%)	(39.57%)	36.03%	21.12%	22.17%
Realized and unrealized (gains) / losses on investments and trading assets	(1.04%)	1.58%	(7.32%)	5.29%	(2.81%)
Bargain purchase gain	0.00%	0.00%	(2.34%)	2.34%	0.00%
Other(1)	0.01%	0.06%	1.35%	(0.11%)	(0.23%)
Current quarter GAAP return on average equity	0.46%	13.97%	57.23%	23.55%	(9.60%)
Changes in core return on average equity (excluding PAA)					
Prior quarter core return on average equity (excluding PAA)	10.66%	10.13%	10.09%	9.73%	9.91%
Quarter-over-quarter changes in contribution:					
Coupon income	(0.14%)	0.68%	(0.46%)	0.02%	(0.37%)
Net amortization of premiums (excluding PAA)	0.26%	0.93%	(0.08%)	(0.59%)	0.18%
Economic interest expense and other swaps expense	(0.50%)	(0.70%)	0.73%	0.14%	0.24%
TBA dollar roll income	0.35%	(0.84%)	0.16%	0.17%	(0.08%)
Other(2)	(0.09%)	0.46%	(0.31%)	0.62%	(0.15%)
Current quarter core return on average equity (excluding PAA)	10.54%	10.66%	10.13%	10.09%	9.73%

(1) Includes other income (loss), general and administrative expenses and income taxes.

(2) Includes other income (loss), mortgage servicing rights ("MSR") amortization (a component of Net unrealized gains (losses) on financial instruments measured at fair value through earnings), general and administrative expenses (excluding corporate acquisition related expenses) and income taxes.

11

Residential Investments and TBA Derivative Overview as of June 30, 2017

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)

Weighted Avg. Years to Maturity	Current Face Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$6,359,327	10.3%	3.14%	103.7%	103.2%	9.6%	$6,563,119
20 years	4,909,672	8.0%	3.49%	104.6%	104.3%	10.5%	5,119,458
>=30 years	50,358,013	81.7%	3.80%	106.4%	104.8%	9.0%	52,789,210
Total/Weighted Avg.	$61,627,012	100.0%	3.70%	106.0%	104.6%	9.2%	$64,471,787

TBA Purchase Contracts

Type	Notional Value	% (2)	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$2,287,000	17.3%	2.87%	$2,345,593	$2,333,869
30-year	10,964,000	82.7%	3.90%	11,506,343	11,470,105
Total/Weighted Avg.	$13,251,000	100.0%	3.72%	$13,851,936	$13,803,974

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$4,816,378	59.5%	2.97%	104.1%	104.1%	27.1%	$5,011,543
25 - 40 months	1,964,789	24.3%	2.43%	103.2%	102.5%	20.5%	2,013,229
41 - 60 months	290,440	3.6%	3.03%	103.9%	102.8%	19.6%	298,621
61 - 90 months	550,030	6.8%	3.03%	103.5%	102.6%	13.5%	564,394
>90 months	471,265	5.8%	2.97%	102.6%	102.1%	9.4%	481,091
Total/Weighted Avg.	$8,092,902	100.0%	2.85%	103.8%	103.4%	23.3%	$8,368,878

(1) Weighted by face value.
(2) Weighted by notional value.

12

Residential Investments and TBA Derivative Overview as of June 30, 2017 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations

Type	Current Notional Value	% [1]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-Only	$3,583,442	50.8%	3.31%	13.6%	11.9%	9.7%	$425,525
Inverse Interest-Only	3,468,434	49.2%	4.91%	23.6%	20.1%	11.8%	697,808
Total/Weighted Avg.	$7,051,876	100.0%	4.10%	18.5%	15.9%	10.7%	$1,123,333

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$52,708,840	3.83%	0.24%	15.5	$605,653

Residential Credit Portfolio

Sector	Current Face / Notional Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$550,302	23.1%	5.40%	101.7%	110.1%	$605,826
Alt-A	215,364	7.4%	4.40%	84.6%	89.8%	193,481
Prime	198,358	7.2%	4.59%	86.9%	95.2%	188,852
Subprime	630,337	22.7%	2.49%	87.4%	94.3%	594,627
NPL/RPL	128,766	4.9%	4.07%	100.1%	100.7%	129,620
Prime Jumbo	110,465	4.3%	3.50%	100.6%	101.8%	112,496
Prime Jumbo Interest-Only	793,031	0.6%	0.38%	1.6%	1.9%	14,977
Residential Mortgage Loans	763,850	29.8%	4.35%	101.9%	102.1%	779,685
Total/Weighted Avg.	$3,390,473	100.0%	3.24%			$2,619,564

(1) Weighted by notional value.
(2) Weighted by fair value.

13

Residential Credit Investments Detail as of June 30, 2017[1]

Unaudited, dollars in thousands

By Sector Product					
Product	Market Value	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Alt-A	$193,481	4.40%	11.11%	11.47%	14.30%
Prime	188,852	4.59%	0.99%	10.65%	17.64%
Subprime	594,627	2.49%	22.19%	19.05%	7.23%
Prime Jumbo (>=2010 Vintage)	112,496	3.50%	17.53%	0.21%	8.33%
Prime Jumbo (>=2010 Vintage) Interest Only	14,977	0.38%	0.00%	0.07%	10.97%
Re-Performing Loan Securitizations	53,851	3.98%	46.82%	26.19%	6.06%
Agency Credit Risk Transfer	559,841	5.27%	1.25%	0.22%	10.50%
Private Label Credit Risk Transfer	45,985	6.95%	7.76%	2.57%	12.80%
Non-Performing Loan Securitizations	75,769	4.14%	55.34%	70.61%	6.02%
Total	**$1,839,879**	**2.90%**	**9.36%**	**8.99%**	**10.44%**

Market Value By Sector and Payment Structure			
Product	Senior	Subordinate	Total
Alt-A	$112,398	$81,083	$193,481
Prime	27,723	161,129	188,852
Subprime	288,697	305,930	594,627
Prime Jumbo (>=2010 Vintage)	112,496	-	112,496
Prime Jumbo (>=2010 Vintage) Interest Only	14,977	-	14,977
Re-Performing Loan Securitizations	53,851	-	53,851
Agency Credit Risk Transfer	-	559,841	559,841
Private Label Credit Risk Transfer	-	45,985	45,985
Non-Performing Loan Securitizations	75,769	-	75,769
Total	**$685,911**	**$1,153,968**	**$1,839,879**

Market Value By Sector and Bond Coupon					
Product	ARM	Fixed	Floater	Interest Only	Total
Alt-A	$52,767	$112,842	$27,872	$ -	$193,481
Prime	84,864	103,988	-	-	188,852
Subprime	-	82,523	512,104	-	594,627
Prime Jumbo (>=2010 Vintage)	-	112,496	-	-	112,496
Prime Jumbo (>=2010 Vintage) Interest Only	-	-	-	14,977	14,977
Re-Performing Loan Securitizations	-	53,851	-	-	53,851
Agency Credit Risk Transfer	-	-	559,841	-	559,841
Private Label Credit Risk Transfer	-	-	45,985	-	45,985
Non-Performing Loan Securitizations	-	75,769	-	-	75,769
Total	**$137,631**	**$541,469**	**$1,145,802**	**$14,977**	**$1,839,879**

(1) Excludes Residential Mortgage Loans.

14

Commercial Real Estate Overview as of June 30, 2017

Unaudited, dollars in thousands

	GAAP					Non-GAAP	
Debt Held for Invesment	**Number of Loans**	**Book Values (1)**	**% of Respective Portfolio**	**Weighted Avg LTV (2) (3)**	**Weighted Avg Maturity (years) (4)**	**Economic Interest**	**Levered Return(5)**
First Mortgages	12	$ 526,535	56.7%	69.6%	3.43	$ 177,633	9.8%
Mezzanine Loan Investments	22	392,670	42.3%	70.2%	3.66	350,227	9.7%
Preferred Equity Investments	1	8,976	1.0%	95.6%	1.67	9,000	11.2%
Total Debt Investments	35	$ 928,181	100.0%	70.1%	3.51	$ 536,860	9.8%
Securitized Whole Loans at Fair Value and CMBS	**Number of Loans**	**Fair Value**	**% of Respective Portfolio**	**Weighted Avg LTV**	**Weighted Avg Maturity (years)**	**Economic Interest**	**Levered Return(5)**
Securitized Whole Loans at Fair Value	79	$ 3,664,092	92.3%	77.5%	5.60	$ 265,144	9.5%
AAA CMBS	11	$ 267,552	6.7%	29.5%	1.82	44,021	9.8%
Credit CMBS	2	$ 40,916	1.0%	69.5%	9.84	12,969	13.0%
Total Securitized Whole Loans at Fair Value and CMBS	92	$ 3,972,560	100.0%	74.2%	5.38	$ 322,134	9.7%
Total Debt & Securitized Whole Loans at Fair Value and CMBS	127	$ 4,900,741		73.4%	5.03	$ 858,994	9.8%
Equity Investments	**Number of Investments**	**Book Value**	**% of Respective Portfolio**			**Economic Interest**	**Levered Return(6)**
Real Estate Held for Investment	26	$ 400,787	84.5%			$ 147,454	10.6%
Investment in Unconsolidated Joint Ventures(7)	14	73,723	15.5%			84,376	9.1%
Total Equity Investments	40	$ 474,510	100.0%			$ 231,830	10.0%
Total		$ 5,375,251				$ 1,090,824	9.8%

(1) Book values net of unamortized net origination fees.
(2) Total weighted based on book value.
(3) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date, and on an "as is" basis at the time of underwriting.
(4) Maturity dates assume all of the borrowers' extension options are exercised.
(5) Levered Return – Debt Investments, Securitized Whole Loans and commercial mortgage-backed securities ("CMBS") at Fair Value: represents the current coupon plus fees amortized over initial loan term, less any related financing costs.
(6) Equity levered returns are calculated based on trailing twelve months cash-on-cash returns, updated quarterly.
(7) Includes investment in unconsolidated debt fund of $17.8 million.

15

 Unaudited, dollars in thousands    Middle Market Lending Overview as of June 30, 2017    16  Industry Dispersion        Industry  Fixed Rate  Floating Rate  Total  Aircraft and Parts   $ -    $ 34,892    $ 34,892   Commercial Fishing   -    38,828    38,828   Computer Programming, Data Processing & Other Computer Related Services   -    132,323    132,323   Drugs   -    33,642    33,642   Groceries and Related Products   -    14,838    14,838   Grocery Stores   -    23,618    23,618   Home Health Care Services   -    24,033    24,033   Insurance Agents, Brokers and services   4,414    72,973    77,387   Management and Public Relations Services   -    94,481    94,481   Medical and Dental Laboratories   -    26,039    26,039   Miscellaneous Business Services   -    19,797    19,797   Miscellaneous Equipment Rental and Leasing   -    19,630    19,630   Miscellaneous Health and Allied Services, not elsewhere classified   -    25,241    25,241   Miscellaneous Nonmetallic Minerals, except Fuels   -    24,674    24,674   Miscellaneous Plastic Products   -    9,914    9,914   Motor Vehicles and Motor Vehicle Parts and Supplies   -    12,259    12,259   Offices and Clinics of Doctors of Medicine   -    48,274    48,274   Offices and Clinics of Health Practitioners, not elsewhere classified   -    7,444    7,444   Public Warehousing and Storage   -    37,121    37,121   Research, Development and Testing Services   -    17,717    17,717   Schools and Educational Services, not elsewhere classified   -    20,890    20,890   Surgical, Medical, and Dental Instruments and Supplies   -    13,041    13,041   Telephone Communications   -    17,874    17,874   Total   $ 4,414    $ 769,543    $ 773,957               Size Dispersion        Position Size     Amount  Percentage   $0 - $20 million       $ 164,543   21.3%   $20 - $40 million       394,280   50.9%   $40 - $60 million       141,644   18.3%   Greater than $60 million       73,490   9.5%   Total       $ 773,957   100.0%              Tenor Dispersion        Remaining Term     Amount  Percentage   One year or less       $ -   0.0%   One to three years       -   0.0%   Three to five years       330,471   42.7%   Greater than five years       443,486   57.3%   Total       $ 773,957   100.0%              Lien Position     Amount     First lien loans      $ 496,953   64.2%  Second lien loans      272,590   35.2%  Subordinated notes      4,414   0.6%  Total      $ 773,957   100.0%

Hedging and Liabilities as of June 30, 2017

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to <3 years	$4,642,000	1.43%	1.34%	2.51
>=3 to <6 years	11,476,000	2.16%	1.22%	4.05
>= 6 to <10 years	8,558,650	2.43%	1.32%	7.56
Greater than 10 years	3,926,400	3.62%	1.20%	18.75
Total / Weighted Avg.	**$28,603,050**	**2.26%**	**1.28%**	**6.58**

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[1]
2-year Swap Equivalent Eurodollar Contracts	-	(16,363,250)	2.00
U.S. Treasury Futures - 5 year	-	(3,437,200)	4.42
U.S. Treasury Futures - 10 year & Greater	-	(3,275,000)	7.08
Total	-	**($23,075,450)**	**3.08**

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted-Avg. Underlying Pay Rate	Weighted-Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$2,000,000	2.56%	3M LIBOR	9.42	8.00

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$26,631,848	1.40%
30 to 59 days	8,123,046	1.33%
60 to 89 days	9,276,299	1.33%
90 to 119 days	3,100,967	1.20%
Over 120 days[2]	19,150,783	1.44%
Total / Weighted Avg.	**$66,282,943**	**1.39%**

	Principal Balance	Weighted Average Rate At Period End	Weighted Average Rate For the Quarter	Days to Maturity[3]
Repurchase agreements	$62,497,400	1.38%	1.25%	88
Other secured financing	3,785,543	1.43%	1.36%	1,286
Securitized debt of consolidated VIEs	3,365,834	1.78%	1.39%	2,262
Mortgages payable	314,829	4.24%	4.33%	2,752
Total indebtedness	$69,963,606			

(1) Weighted average years to maturity for futures positions are based off of the Treasury contracts cheapest to deliver.
(2) Approximately 10% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(3) Determined based on estimated weighted-average lives of the underlying debt instruments.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of June 30, 2017 and March 31, 2017.
- The interest rate sensitivity reflects instantaneous parallel shifts in rates.
- The MBS spread sensitivity shifts mortgage-backed securities spreads instantaneously and reflects exposure to mortgage-backed securities basis risk.
- All tables assume no active management of the portfolio in response to rate or spread changes.

Interest Rate Sensitivity (1)

	As of June 30, 2017		As of March 31, 2017	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	0.3%	2.0%	0.6%	3.9%
(50)	0.4%	2.4%	0.5%	3.6%
(25)	0.3%	1.7%	0.3%	2.3%
25	(0.4%)	(2.6%)	(0.5%)	(3.0%)
50	(0.9%)	(6.0%)	(1.0%)	(6.7%)
75	(1.5%)	(9.9%)	(1.6%)	(10.8%)

MBS Spread Sensitivity (1)

	As of June 30, 2017		As of March 31, 2017	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.6%	10.4%	1.5%	10.0%
(15)	0.9%	6.2%	0.9%	6.0%
(5)	0.3%	2.1%	0.3%	2.0%
5	(0.3%)	(2.1%)	(0.3%)	(2.0%)
15	(0.9%)	(6.1%)	(0.9%)	(5.9%)
25	(1.5%)	(10.2%)	(1.5%)	(9.8%)

(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.

(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.

(3) Net asset value ("NAV") represents book value of common equity.

18

 Appendix

Endnotes for Page 2

1. Net of dividends on preferred stock.
2. Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a component of net unrealized gains (losses) on investments measured at fair value through earnings). Core earnings (excluding PAA) excludes the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company's Agency mortgage-backed securities.
3. Debt consists of repurchase agreements, other secured financing, securitized debt, participation sold and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.
4. Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Securitized debt, participation sold and mortgages payable are non-recourse to the Company and are excluded from this measure.
5. The ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities).
6. Comprised of non-Agency mortgage-backed securities, credit risk transfer securities and residential mortgage loans.
7. Includes consolidated VIEs and loans held for sale.
8. Represents the sum of the Company's annualized economic net interest income (inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge TBA dollar roll transactions) divided by the sum of its average interest-earning assets plus average outstanding TBA derivative balances.
9. Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).

20

Non-GAAP Reconciliations

Unaudited, dollars in thousands

- To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company's results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Additional information pertaining to the Company's use of these non-GAAP financial measures, including discussion of how each such measure is useful to investors, and reconciliations to their most directly comparable GAAP results are provided below. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016 is provided on page 8 of this financial summary.

	For the quarters ended				
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Premium Amortization Reconciliation					
Premium amortization expense	$251,084	$203,634	($19,812)	$213,241	$265,475
Less:					
PAA cost (benefit)	72,700	17,870	(238,941)	3,891	85,583
Premium amortization expense (excluding PAA)	$178,384	$185,764	$219,129	$209,350	$179,892
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$537,426	$587,727	$807,022	$558,668	$457,118
PAA cost (benefit)	72,700	17,870	(238,941)	3,891	85,583
Interest Income (excluding PAA)	$610,126	$605,597	$568,081	$562,559	$542,701
Economic Interest Expense Reconciliation					
GAAP interest expense	$222,281	$198,425	$183,396	$174,154	$152,755
Add:					
Interest expense on interest rate swaps used to hedge cost of funds	84,252	88,966	92,841	103,100	108,301
Economic interest expense	$306,533	$287,391	$276,237	$277,254	$261,056
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA)	$610,126	$605,597	$568,081	$562,559	$542,701
Less:					
Economic interest expense	306,533	287,391	276,237	277,254	261,056
Economic net interest income (excluding PAA)	$303,593	$318,206	$291,844	$285,305	$281,645
Economic Metrics (excluding PAA)					
Interest income (excluding PAA)	$610,126	$605,597	$568,081	$562,559	$542,701
Average interest earning assets	$83,427,268	$85,664,151	$84,799,222	$82,695,270	$73,587,753
Average yield on interest earning assets (excluding PAA)	2.93%	2.83%	2.68%	2.72%	2.95%
Economic interest expense	$306,533	$287,391	$276,237	$277,254	$261,056
Average interest bearing liabilities	$70,486,779	$72,422,968	$72,032,600	$70,809,712	$62,049,474
Average cost of interest bearing liabilities	1.74%	1.59%	1.53%	1.57%	1.68%
Net interest spread (excluding PAA)	1.19%	1.24%	1.15%	1.15%	1.27%
Net interest margin (excluding PAA)	1.53%	1.55%	1.53%	1.42%	1.54%

21